Exceptional items	12 Months Ended
Jun. 30, 2020
Exceptional items
Exceptional items

6 Exceptional items

	2020	2019	2018
	£’000	£’000	£’000
Compensation paid for loss of office	—	(19,599)	—
Football League pension scheme deficit (note 28)	—	—	(1,917)
	—	(19,599)	(1,917)

Compensation paid for loss of office relates to amounts payable to a former men's first team manager and certain members of the coaching staff.

The Football League pension scheme deficit reflects the present value of the additional contributions the Group is expected to pay to remedy the revised deficit of the scheme pursuant to the latest triennial actuarial valuation at 31 August 2017.

(i)	Accounting policy

Exceptional items are disclosed separately in the financial statements where it is necessary to do so to provide further understanding of the financial performance of the Group. They are material items of income or expense that have been shown separately due to the significance of their nature or amount.